                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

                  Arch Coal, Inc.--S-3 Registration Statement

      Each of the undersigned directors of Arch Coal, Inc., a Delaware corporation ("Arch Coal"), do hereby constitute and appoint Robert G. Jones and Janet L. Horgan, or either of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution in each, to execute, file and deliver a Registration Statement on Form S-3 (or other appropriate form), together with any and all exhibits and other documentation, with respect to an offering of one or more debt, equity, hybrid or convertible securities of Arch Coal, in our name and on our behalf in our capacities as directors of Arch Coal, and to do any and all acts or things, in our name and on our behalf in our capacities as directors, which said attorneys and agents, or either of them or any substitute, may deem necessary or advisable to enable Arch Coal to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement (including without limitation executing, filing and delivering any amendments to the Registration Statement, including any post-effective amendments), as fully to all intent and purposes as the undersigned might or could do in person; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them or any substitute, shall do or cause to be done by virtue hereof. This Power of Attorney may be executed in any number of counterparts.

      Witness the due execution hereof as of March 26, 2001.

/s/ Philip W. Block
________________________
Philip W. Block

/s/ James R. Boyd
________________________
James R. Boyd

/s/ Frank M. Burke
________________________
Frank M. Burke

/s/ Thomas L. Feazell
________________________
Thomas L. Feazell

/s/ Douglas H. Hunt
________________________
Douglas H. Hunt


________________________________
Robert L. Hintz

/s/ James L. Parker
________________________________
James L. Parker

/s/ A. Michael Perry
________________________________
A. Michael Perry

/s/ Theodore D. Sands
________________________________
Theodore D. Sands

/s/ Ignacio Dominguez Urquijo
________________________________
Ignacio Dominguez Urquijo